UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 10, 2000

                          CENTENARY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                         000-23851               86-0874841
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                      Reconquista 656, Third Floor, Suite B
                          Buenos Aires, Argentina 1003
                    (Address of principal executive offices)

                           54-11-4312-7075 (Argentina)
              (Registrant's telephone number, including area code)

            692 Madison Avenue, Third Floor, New York, NY      10021
                                (Former Address)

Item  4.  Changes  in  Registrant's  Certifying  Accountant

     On May 10, 2000, we engaged Malone & Bailey, PLLC as our new independent auditor to audit our financial statements for the year ended December 31, 1999 that we will include in our Form 10-K and to review our subsequent quarterly reports on Form 10-Q.

     We have authorized our former auditor, Grant Thornton Argentina, to respond fully to inquiries from Malone & Bailey, PLLC regarding our financial and other disclosure matters.

     The decision to engage Malone & Bailey, PLLC was made by our Chairman, Hector A. Patron-Costas.

     Prior to the engagement of Malone & Bailey, PLLC as our new independent auditors, the Company had not consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.


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     The  Company  has  provided  the  disclosure  in  this Form 8-K to Malone &
Bailey, PLLC and has given Malone & Bailey, PLLC an opportunity to provide a letter addressed to the Securities and Exchange Commission if desired.

     The  termination  of  Grant  Thornton  was reported on a previous Form 8-K.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Centenary  International  Corp.


                                        ---------------------------------------
May  11,  2000                          By:  /s/     Hector  A.  Patron  Costas
                                        Hector  A.  Patron-Costas
                                        Director,  Chairman,
                                        Secretary, and Chief Financial Officer


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